BlackRock FundsSM

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Global Long/Short Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2014 to the Summary Prospectus of each Fund

Effective July 1, 2014, the sub-advisory agreements between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Fund Advisors (“BFA”) with respect to the Funds expired or were terminated, as applicable. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration or termination of the sub-advisory agreements.

References in each Fund’s summary prospectus to BFA currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

SPRO-BFA-0614SUP